Exhibit 10.2
COMMITMENT INCREASE AGREEMENT
     This Commitment Increase Agreement (this “Agreement”) dated as of March 5, 2010, is entered into among Fidelity National Financial, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., in its capacity as a Lender (“JPMorgan”), US Bank National Association, in its capacity as a Lender (“US Bank”), Union Bank of California, N.A., in its capacity as a Lender (“Union Bank”), Fifth Third Bank, in its capacity as a Lender (“Fifth Third”), RBS Citizens, N.A., in its capacity as a Lender (“Citizens”), Bank of the West, in its capacity as a Lender (“Bank of the West”), PNC Bank, N.A., in its capacity as a Lender (“PNC”), Compass Bank, in its capacity as a Lender (“Compass”), Capital One, N.A., in its capacity as a Lender (“Capital One”), Regions Bank, in its capacity as a Lender (“Regions”), Bank of Texas, N.A., in its capacity as a Lender (“BOT”), Bank of Hawaii, in its capacity as a Lender (“BOH”) (JPMorgan, US Bank, Union Bank, Fifth Third, Citizens, Bank of the West, PNC, Compass, Capital One, Regions, BOT and BOH are hereafter sometimes referred to collectively as the “Increasing Lenders”), and Bank of America, N.A., in its capacity as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
     Reference is made to that certain Credit Agreement dated as September 12, 2006, by and among the Borrower, the Administrative Agent, and the Lenders that are parties thereto as amended by that certain Amendment and Restatement Agreement, dated as of March 5, 2010 (as amended, modified, supplemented or restated, the “Credit Agreement”).
     Pursuant to Section 2.13 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments from $825,000,000 to $951,250,000. Such increase in the Aggregate Commitments is to become effective on March 5, 2010 (the “Increase Effective Date”), subject to satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement. In connection with such requested increase in the Aggregate Commitments, the Borrower, the Administrative Agent and the Increasing Lenders hereby agree as follows:
AGREEMENT
     1. AGGREGATE COMMITMENTS INCREASE. On the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, (a) JPMorgan agrees to increase its Tranche 2 Commitment to $75,000,000, (b) US Bank agrees to increase its Tranche 2 Commitment to $75,000,000, (c) Union Bank agrees to increase its Tranche 2 Commitment to $62,500,000, (d) Fifth Third agrees to increase its Tranche 2 Commitment to $55,000,000, (e) Citizens agrees to increase its Tranche 2 Commitment to $50,000,000, (f) Bank of the West agrees to increase its Tranche 2 Commitment to $45,000,000, (g) PNC agrees to increase its Tranche 2 Commitment to $40,000,000, (h) Compass agrees to increase its Tranche 2 Commitment to $25,000,000, (i) Capital One agrees to increase its Tranche 2 Commitment to $25,000,000, (j) Regions agrees to increase its Tranche 2 Commitment to $30,625,000, (k) BOT agrees to increase its Tranche 2 Commitment to $15,000,000 and (l) BOH agrees to increase its Tranche 2 Commitment to $10,000,000.

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     2. SCHEDULE 2.01. As of the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, Schedule 2.01 to the Credit Agreement shall be replaced by the form of Schedule 2.01 to this Agreement.
     3. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the Increase Effective Date, and after giving effect to the increase in the Aggregate Commitments provided for in this Agreement:
     (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
     (b) no event has occurred and is continuing which constitutes a Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Agreement, (ii) this Agreement has been duly executed and delivered by the Borrower and (iii) this Agreement and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance by the Borrower of this Agreement or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law to the extent such violation could reasonably be expected to have a Material Adverse Effect, or conflict with any Organization Documents of the Borrower, or any material Contractual Obligation to which the Borrower is a party; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower, of this Agreement, other than (i) such that have been obtained and are in full force and effect, (ii) those the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect and (iii) with respect to execution, SEC filings.
     4. CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective on the Increase Effective Date, subject to the satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Increasing Lenders;

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     (b) the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower;
     (c) the Administrative Agent shall have received from the Borrower in immediately available funds fees for the account of each Increasing Lender in an amount to be agreed; and
     (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     5. PREPAYMENT. On the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, each Tranche 2 Lender shall, to the extent necessary as set forth in Section 2.13(e) of the Credit Agreement, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Tranche 2 Lenders to the outstanding Tranche 2 Revolving Loans held by the Tranche 2 Lenders, to cause the principal amount of Tranche 2 Revolving Loans made by each Tranche 2 Lender to be in the amount of its Tranche 2 Participation Percentage (after giving effect to the increase in the Aggregate Commitments in accordance with this Agreement) of all outstanding Tranche 2 Revolving Loans. If, as a result of the repayment of Tranche 2 Revolving Loans provided for in this Section 5, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Tranche 2 Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Tranche 2 Lender resulting therefrom in accordance with Section 3.05 of the Credit Agreement. Upon the Increase Effective Date and the making of the payments described in this Section 5, each Increasing Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans in accordance with its Participation Percentage (after giving effect to the increase in the Aggregate Commitments in accordance with this Agreement).
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Agreement shall be a Loan Document.
     (b) The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay promptly after demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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     8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Agreement shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
     10. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Alan L. Stinson
Alan L. Stinson
Chief Executive Officer

Commitment Increase Agreement (Fidelity) — Signature Page

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Aamir Saleem
Aamir Saleem
Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Evin O’Rourke
Print Name :	Evin O’Rourke
Print Title:	Managing Director
JP Morgan Chase Bank, N.A.
Commitment Increase Agreement (Fidelity) — Signature Page

US BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ James F. Cooper
Print Name :	James F. Cooper
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ F. Frank Herrera
Print Name :	F. Frank Herrera
Print Title:	Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

FIFTH THIRD BANK, as a Lender an Ohio Banking Corporation
By:	/s/ John A. Marian
Print Name :	John A. Marian
Print Title:	Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

RBS CITIZENS, N.A., as a Lender
By:	/s/ Cindy Chen
Print Name :	Cindy Chen
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

BANK OF THE WEST, as a Lender
By:	/s/ Dale Paterson
Print Name :	Dale Paterson
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

PNC BANK, N.A., as a Lender
By:	/s/ Jon R. Hinard
Print Name :	Jon R. Hinard
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

COMPASS BANK, as a Lender
By:	/s/ Warrie R. Birdwell
Print Name :	Warrie R. Birdwell
Print Title:	Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

CAPITAL ONE, N.A., as a Lender
By:	/s/ Kristine Sinon
Print Name :	Kristine Sinon
Print Title:	Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

REGIONS BANK, as a Lender
By:	/s/ Michael Nursey
Print Name :	Michael Nursey
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Jay Dempsey
Print Name :	Jay Dempsey
Print Title:	Vice President

     Commitment Increase Agreement (Fidelity) — Signature Page

BANK OF HAWAII, as a Lender
By:	/s/ Robert Wheeler III
Print Name :	Robert Wheeler, III
Print Title:	Senior Vice President

Commitment Increase Agreement (Fidelity) — Signature Page

SCHEDULE 2.01 (AFTER IMPACT OF ASSIGNMENTS AND COMMITMENT INCREASES)
COMMITMENTS AND PARTICIPATION PERCENTAGES

			Tranche 1	Tranche 2
		Participation	Participation	Participation
Lender	Commitment	Percentage	Percentage	Percentage
Bank of America, National Association	$75,000,000.00	7.884362681%	0.000000000%	8.108108108%
Wells Fargo Bank, National Association	$75,000,000.00	7.884362681%	0.000000000%	8.108108108%
JPMorgan Chase Bank, N.A.	$75,000,000.00	7.884362681%	0.000000000%	8.108108108%
U.S. Bank, National Association	$75,000,000.00	7.884362681%	0.000000000%	8.108108108%
Union Bank of California, N.A.	$62,500,000.00	6.570302234%	0.000000000%	6.756756757%
Fifth Third Bank	$55,000,000.00	5.781865966%	0.000000000%	5.945945946%
RBS Citizens, National Association	$50,000,000.00	5.256241787%	0.000000000%	5.405405405%
Citibank, N.A.	$46,875,000.00	4.927726675%	0.000000000%	5.067567567%
Comerica Bank	$46,875,000.00	4.927726675%	0.000000000%	5.067567567%
SunTrust Bank	$46,875,000.00	4.927726675%	0.000000000%	5.067567567%
Bank of the West	$45,000,000.00	4.730617608%	0.000000000%	4.864864865%
PNC Bank, N.A.	$40,000,000.00	4.204993430%	0.000000000%	4.324324324%
Regions Bank	$30,625,000.00	3.219448095%	0.000000000%	3.310810811%
BMO Capital Markets Financing, Inc.	$30,000,000.00	3.153745072%	0.000000000%	3.243243243%
KeyBank National Association	$30,000,000.00	3.153745072%	0.000000000%	3.243243243%
Mizuho Corporate Bank, Ltd.	$26,250,000.00	2.759526938%	100.000000000%	0.000000000%
Capital One, N.A.	$25,000,000.00	2.628120894%	0.000000000%	2.702702703%
City National Bank	$25,000,000.00	2.628120894%	0.000000000%	2.702702703%
Schedule 2.01 (After Impact of Assignments and Commitment Increases)

			Tranche 1	Tranche 2
		Participation	Participation	Participation
Lender	Commitment	Percentage	Percentage	Percentage
Compass Bank	$25,000,000.00	2.628120894%	0.000000000%	2.702702703%
Chang Hwa Commercial Bank, Ltd., New York Branch	$18,750,000.00	1.971090670%	0.000000000%	2.027027030%
First Commercial Bank (Taiwan)	$15,000,000.00	1.576872536%	0.000000000%	1.621621621%
Bank of Texas, N.A.	$15,000,000.00	1.576872536%	0.000000000%	1.621621621%
Bank of Hawaii	$10,000,000.00	1.051248357%	0.000000000%	1.081081081%
Hua Nan Commercial Bank Ltd. New York Agency	$7,500,000.00	0.788436268%	0.000000000%	0.810810811%

Total	$951,250,000.00	100.000000000%	100.000000000%	100.000000000%

Schedule 2.01 (After Impact of Assignments and Commitment Increases)